EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Prospectus dated January 1, 2012

1.  Any references to Greater China Growth Portfolio should be changed to Eaton Vance Greater China Growth Fund, except in the tables under “Financial Highlights” and as otherwise noted below.

2.  The following replaces “Annual Fund Operating Expenses” under “Fees and Expenses of the Fund” under “Fund Summaries – Greater China Growth Fund”:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.30%	1.00%	1.00%	n/a
Other Expenses	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.97%	2.67%	2.67%	1.67%
Expense Reimbursement(1)	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.95%	2.65%	2.65%	1.65%

(1)

The investment adviser and sub-adviser have agreed to reimburse the Fund’s expenses to the extent Total Annual Fund Operating Expenses exceed 1.95% for Class A shares, 2.65% for Class B and Class C shares, and 1.65% for Class I shares. This expense reimbursement will continue through April 28, 2013. Any amendments to or a termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expenses, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and sub-adviser during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

3.  The following paragraph is deleted from “Principal Investment Strategies” under “Fund Summaries – Greater China Growth Fund”:

The Fund currently invests its assets in Greater China Growth Portfolio (the “Portfolio”), a separate registered investment company with the same objective and policies as the Fund.

4.  The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Greater China Growth Fund”:

Portfolio Manager.  The Fund is managed by Pamela Chan, Director of LGM-HK, who has managed the Fund and Greater China Growth Portfolio (the Portfolio the Fund invested in prior to July 31, 2012) since 2002.

5.  The following replaces the first two paragraphs under “Investment Objectives & Principal Policies and Risks”:

Each Fund and Asian Small Companies Portfolio are permitted to engage in the following investment practices to the extent set forth in “Fund Summaries” above. References to the ″Fund″ below are to each Fund and Asian Small Companies Portfolio, as applicable.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in “Fund Summaries″.  As noted in Fund Summaries, Asian Small Companies Fund seeks to achieve its objective by investing in the Portfolio named therein, that has the same objective and policies as the Fund. Set forth below is additional information about such policies and risks of the Fund described in “Fund Summaries” above. Information also is included about other types of investments and practices that the Fund may engage in from time to time.

6.  The following replaces the first two paragraphs under “Management and Organization”:

Management. Asian Small Companies Portfolio’s and Greater China Growth Fund’s investment adviser is Boston Management and Research (”BMR“), a subsidiary of Eaton Vance Management (”Eaton Vance“), with offices at Two International Place, Boston, MA 02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $195 billion on behalf of mutual funds, institutional clients and individuals.

Prior to July 31, 2012 Greater China Growth Fund invested its assets in Greater China Growth Portfolio, a separate registered investment company with the same objective and policies as the Fund.

Under its investment advisory agreement with Asian Small Companies Portfolio and Greater China Growth Fund, BMR receives a monthly investment advisory fee equal to 1.10% annually of the average daily net assets of the Portfolio or Fund, as applicable, up to $500 million. The investment advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
$500 million but less than $1 billion	1.01%
$1 billion but less than $1.5 billion	0.93%
$1.5 billion but less than $2 billion	0.85%
$2 billion but less than $3 billion	0.76%
$3 billion and over	0.68%

7.  The following replaces the fifth paragraph under “Management and Organization”:

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of Asian Small Companies Portfolio and Greater China Growth Fund to LGM-HK, a registered investment adviser. LGM-HK is located at One Exchange Square, Suite 3808, Central, Hong Kong. BMR pays LGM-HK a portion of the advisory fee for sub-advisory services provided to the Fund or Portfolio, as applicable. LGM-HK and its affiliates (together ”Lloyd George“) act as investment adviser to various individual and institutional clients and currently manage approximately $2.9 billion in assets. Lloyd George is a wholly-owned subsidiary of Bank of Montreal. Lloyd George is domiciled outside of the United States. Because of this, it would be difficult for a Fund or Portfolio to bring a claim or enforce a judgment against them.

8.  The following replaces the eighth paragraph under “Management and Organization”:

Pamela Chan has served as the portfolio manager of the Greater China Growth Fund and Greater China Growth Portfolio (the Portfolio the Fund invested in prior to July 31, 2012) since April 2002. Ms. Chan has been employed by Lloyd George since 1994 and serves as a Director.

July 31, 2012	6053-7/12 ASCGCPS

Eaton Vance Greater China Growth Fund
Supplement to Statement of Additional Information
dated January 1, 2012

1.  Any references to Greater China Growth Portfolio should be changed to Eaton Vance Greater China Growth Fund, except in the context of historical financial information.

2.  The notation of “Fund Investing in a Portfolio” in the “GCG” column in the table under “Strategies and Risks” should be deleted.

July 31, 2012